Exhibit 10.2

STOCKHOLDERS AGREEMENT

dated as of

December 17, 2019

among

CLOUD PEAK ENERGY, INC.

and

EACH OF THE STOCKHOLDERS PARTY HERETO

TABLE OF CONTENTS

Page

Article 1
DEFINITIONS

Section 1.01. Definitions	1
Section 1.02. Other Definitional and Interpretative Provisions	2

Article 2
RESTRICTIONS ON TRANSFER

Section 2.01. Restrictions on Transfer	3
Section 2.02. Legends	3

Article 3
INFORMATION

Section 3.01. Information Requirements	3

Article 4
ACTIONS SUBJECT TO STOCKHOLDER APPROVAL

Section 4.01. Actions Subject to Stockholder Approval	4

Article 5
MISCELLANEOUS

Schedule A – Stockholders

Exhibit A – Form of Joinder

 i

STOCKHOLDERS AGREEMENT

AGREEMENT dated as of December 17, 2019 among (i) Cloud Peak Energy, Inc., a Delaware corporation (the “Corporation”), (ii) each Person (as defined below) identified on Schedule A hereto and (iii) any other Person who shall hereafter become a Party hereto as set forth herein (each Person in clauses (ii) and (iii), a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, each of the original Stockholders party hereto as of the date hereof received Common Stock of the Corporation pursuant to the Plan of Reorganization of the Corporation and certain of its subsidiaries under Chapter 11 of Title 11 of the United States Code approved by the United States Bankruptcy Court for the District of Delaware (as the same may have been or may be subsequently modified, supplemented and amended, the “Plan of Reorganization”);

WHEREAS, pursuant to the Plan of Reorganization, any Person that is to receive shares of Common Stock pursuant to the Plan of Reorganization shall be a party to this Agreement and deemed to be bound to the terms of this Agreement from and after the date hereof, even if not a signatory hereto; and

WHEREAS, the Corporation and the Stockholders desire to establish in this Agreement certain rights and obligations of the Parties relating to the governance of the Corporation.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Article 1
DEFINITIONS

Section 1.01. Definitions. (a) As used in this Agreement, the following terms have the following meanings:

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

“Bylaws” means the Amended and Restated Bylaws of the Company, as the same may be amended from time to time.

“Charter” means the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any other security into which such Common Stock may hereafter be converted or changed.

“Company Securities” means (i) the Common Stock, (ii) securities convertible into or exchangeable for Common Stock and (iii) any options, warrants or other rights to acquire Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Joinder” means a Joinder to this Agreement in substantially the form attached hereto as Exhibit A.

“Party” means each Person who is a party to this Agreement by virtue of signing this Agreement or a Joinder.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Stockholder” means at any time, any Person (other than the Company) who shall then be a party to or bound by this Agreement, so long as such Person shall “beneficially own” (as such term is defined in Rule 13d-3 of the Exchange Act) any Company Securities.

“Transfer” means, with respect to any Company Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Company Securities or any participation or interest therein, whether directly or indirectly (including pursuant to a derivative transaction), or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Company Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any law include all rules and regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Article 2
RESTRICTIONS ON TRANSFER

Section 2.01. Restrictions on Transfer. (a) Each Stockholder agrees that it shall not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws and the terms and conditions of this Agreement.

(b)       Each Stockholder agrees to comply with the provisions set forth in Article 13 of the Charter (as it may be amended from time to time in accordance with the terms of the Charter) as if such provisions were fully set forth in this Agreement mutatis mutandis.

(c)       Any attempt by any Stockholder to Transfer any Company Securities not in compliance with this Agreement shall be null and void, and the Corporation shall not, and shall cause any transfer agent not to, give any effect in the Corporation’s stock records to such attempted Transfer.

Section 2.02. Legends. In addition to any other legend that may be required, each certificate for Company Securities issued to any Stockholder other than the depositary for a securities clearing system shall bear a legend in the form contemplated in Article 13 of the Charter, as it may be amended from time to time.

Article 3
INFORMATION

Section 3.01. Information Requirements. The Corporation shall comply with the provisions set forth in Article 6 of the Bylaws (as it may be amended from time to time in accordance with the terms of the Bylaws) as if such provisions were fully set forth in this Agreement mutatis mutandis.

Article 4
ACTIONS SUBJECT TO STOCKHOLDER APPROVAL

Section 4.01. Actions Subject to Stockholder Approval. The Corporation shall comply with the provisions set forth in Article 8 of the Charter (as it may be amended from time to time in accordance with the terms of the Charter) as if such provisions were fully set forth in this Agreement mutatis mutandis.

Article 5
MISCELLANEOUS

Section 5.01. Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Unless expressly provided in this Agreement, no provision is intended to confer on any Person other than the Parties, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 5.02. Notices. All notices, requests and other communications to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission or email transmission so long as receipt of such email is requested and received:

Cloud Peak Energy Inc.
606 Post Road E #624
Westport, CT 06880
Attention: Gilbert Nathan
Email: gil@jacksonsquareadvisors.com

All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified or registered mail, return receipt requested, posted within one Business Day, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmissions.

Any Person that becomes a Stockholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Stockholder.

Section 5.03. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

Section 5.04. Jurisdiction. The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery of the State of Delaware, or to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware, or to the extent such court also does not have subject matter jurisdiction, another court of the State of Delaware, County of New Castle, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the Parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party at the address provided pursuant to Section 5.02 shall be deemed effective service of process on such Party.

Section 5.05. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.06. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 5.07. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Notwithstanding the foregoing, any Person that is to receive shares of Common Stock pursuant to the Plan of Reorganization shall, for purposes of this Section 5.07, be deemed to have executed and delivered a counterpart signature as of the date hereof regardless of whether such holder does and shall be bound to the terms of this Agreement.

Section 5.08. No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its Common Stock which is inconsistent with or violates the rights granted to the Stockholders in this Agreement.

Section 5.09. Entire Agreement. This Agreement constitute the entire agreement among the parties hereto and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 5.10. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, then, to the fullest extent permitted by applicable law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Agreement (including, without limitation, each portion of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

Section 5.11. Termination. This Agreement shall terminate and cease to have any effect as it applies to any class of Company Security in the event that it would prevent the eligibility of such class of Company Security for settlement and clearance through the Depository Trust Company, or DTC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE CORPORATION:

CLOUD PEAK ENERGY, INC.

By:	/s/ Gilbert Nathan
Name: Gilbert Nathan
Title: Chairman and Chief Executive Officer

WOLVERINE FLAGSHIP FUND TRADING LIMITED, as Stockholder

By: WOLVERINE ASSET MANAGEMENT, LLC, its investment manager

By:	/s/ Kenneth L. Nadel
Name: Kenneth L. Nadel
Title: Authorized Signatory

WEXFORD CATALYST INVESTORS LLC

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

WEXFORD SPECTRUM INVESTORS LLC

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

DEBELLO INVESTORS LLC

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

TIAA Global Public Investments, LLC – Series Loan, as Lender

By:	Teachers Advisors, LLC, its investment manager
By:	/s/ Ji Min Shin AD
Name: Ji Min Shin
Title: Senior Director

TIAA Global Public Investments, LLC – Series High Yield, as Lender

By:	Teachers Advisors, LLC, its investment manager
By:	/s/ Ji Min Shin AD
Name: Ji Min Shin
Title: Senior Director

TIAA-CREF High Yield Fund, as Lender

By:	Teachers Advisors, LLC, its investment manager
By:	/s/ Ji Min Shin AD
Name: Ji Min Shin
Title: Senior Director

TIAA-CREF Bond Plus Fund, as Lender

By:	Teachers Advisors, LLC, its investment manager
By:	/s/ Ji Min Shin AD
Name: Ji Min Shin
Title: Senior Director

Teachers Insurance and Annuity Association of America, as Lender

By:	Nuveen Alternatives Advisors LLC, its investment manager
By:	/s/ Ji Min Shin AD
Name: Ji Min Shin
Title: Senior Director

GRACE BROTHERS, LP, as Stockholder

By:	BRO-GP, LLC, its General Partner
By:	/s/ Bradford T. Whitmore
Name: Bradford T. Whitmore
Title: Manager

Arena Short Duration High Yield Fund, L.P., Series A, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

Arena Short Duration High Yield Fund, L.P., Series B, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

Arena Short Duration High Yield Fund, L.P., Series C, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

Arena Short Duration High Yield Fund, L.P., Series D, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

Arena Short Duration High Yield Fund, L.P., Series E, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

Arena VII, LLC, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

INKA for the account of beTurn, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

TDC National Assurance Company, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

The Doctor’s Company, an Interinsurance Exchange, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

Hospitals Insurance Company, Inc., as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

BUMA Universal Fonds CTA., as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

T&D Funds – Arena Short Duration High Yield Fund, as Stockholder

By:	ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages its investment manager

By:	/s/ Sanije Perrett
Name: Sanije Perrett
Title: President

ALLIANZ GLOBAL INVESTORS U.S. LLC, in its capacity as investment manager, investment adviser or investment sub-adviser and on behalf of the investment vehicles identified below as Stockholders:

Allianz Short Duration High Yield Fund, a series of Allianz Global Investors Trust, as Stockholder

AllianzGI Short Duration High Income Fund, a series of Allianz Funds Multi-Strategy Trust, as Stockholder

Allianz US Short Duration High Income Bond Fund, a sub-fund of Allianz Global Investors Fund, as Stockholder

By:	/s/ Steven Gish
Name: Steven Gish
Title: Director

Northern Multi-Manager High Yield Opportunity Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

General Organization for Social Insurance, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

PensionDamark Pensionforsikringsaktieselskab as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

PACE High Yield Investments, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Government of Guam Retirement Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Ohio Public Employees Retirement System, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Pinnacol Assurance, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Nomura Funds Ireland plc – Global High Yield Bond Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Kapitalforeningen MP Invest High Yield Obligationer V, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

The State of Connecticut Acting Through its Treasurer, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Blue Cross and Blue Shield Association National Retirement Trust, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

American Century Investment Trust – NT High Income Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Stichting Pensionfoends TNO as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Delta Master Trust, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Commonwealth of Massachusetts Employees Deferred Compensation Plan, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

American Century U.S. High Yield Corporate Bond Collective Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Illinois State Board of Investment, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

American Century Investment Trust – High Income Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Nomura Bond & Loan Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Louisiana State Employees’ Retirement System, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Stichting Pensioenfonds Hoogovens, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Mars Associates Retirement Plan, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Stichting Mars Pensioenfonds, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Montgomery County Consolidated Retiree Health Benefits Trust, as Lender
By:	Nomura Corporate Research and Asset Management, Inc., its investment manager
By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Montgomery County Employees’ Retirement System, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Nomura US Attractive Yield Corporate Bond Fund Mother Fund, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

L-3 Communications Corporation Master Trust, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

National Railroad Retirement Investment Trust, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

Delta Pilots Disability and Survivorship Trust, as Lender

By:	Nomura Corporate Research and Asset Management, Inc., its investment manager

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director

SCHEDULE A

Stockholders

Wolverine Flagship Fund Trading Limited	c/o Wolverine Asset Management, LLC 175 W. Jackson Blvd., Suite 340 Chicago, IL 60604
TIAA Global Public Investments, LLC - Series Loan	730 Third Avenue New York, NY 10017
TIAA Global Public Investments, LLC - Series High Yield	730 Third Avenue New York, NY 10017
TIAA-CREF High Yield Fund	730 Third Avenue New York, NY 10017
TIAA-CREF Bond Plus Fund	730 Third Avenue New York, NY 10017
Teachers Insurance and Annuity Association of America	730 Third Avenue New York, NY 10017
Wexford Catalyst Investors LLC	411 West Putnam Avenue, Suite 125 Greenwich, CT 06830
Wexford Spectrum Investors LLC	411 West Putnam Avenue, Suite 125 Greenwich, CT 06830
Debello Investors LLC	411 West Putnam Avenue, Suite 125 Greenwich, CT 06830
GRACE BROTHERS, LP	1603 Orrington Ave., Suite 900 Evanston, IL 60201
Arena Short Duration Short Duration High Yield Fund, L.P. - Series A	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
Arena Short Duration Short Duration High Yield Fund, L.P. - Series B	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
Arena Short Duration Short Duration High Yield Fund, L.P. - Series C	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
Arena Short Duration Short Duration High Yield Fund, L.P. - Series D	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025

Arena Short Duration Short Duration High Yield Fund, L.P. - Series E	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
Arena VII, LLC	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
INKA for account of BeTurn	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
TDC National Assurance Company	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
The Doctor’s Company, an Interinsurance Exchange	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
Hospitals Insurance Company, Inc.	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
BUMA UNIVERSAL FONDS CTA	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
T&D Funds - Arena Short Duration High Yield Fund	12121 Wilshire Blvd, Ste. 1010 Los Angeles, CA 90025
Allianz Short Duration High Yield Fund, a series of Allianz Global Investors Trust	600 West Broadway San Diego, CA 92101
AllianzGI Short Duration High Income Fund, a series of Allianz Funds Multi-Strategy Trust	600 West Broadway San Diego, CA 92101
Allianz US Short Duration High Income Bond Fund, a sub-fund of Allianz Global Investors Fund	600 West Broadway San Diego, CA 92101
American Century Investment Trust - High Income Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
American Century Investment Trust – NT High Income Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
American Century U.S. High Yield Corporate Bond Collective Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Blue Cross and Blue Shield Association National Retirement Trust	309 West 49th Street, 19TH Floor New York, NY 10019-7316

Commonwealth of Massachusetts Employees Deferred Compensation Plan	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Delta Master Trust	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Delta Pilots Disability and Survivorship Trust	309 West 49th Street, 19TH Floor New York, NY 10019-7316
General Organization for Social Insurance	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Government of Guam Retirement Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Illinois State Board of Investment	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Kapitalforeningen MP Invest High yield obligationer V	309 West 49th Street, 19TH Floor New York, NY 10019-7316
L-3 Communications Corporation Master Trust	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Louisiana State Employees' Retirement System	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Mars Associates Retirement Plan	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Montgomery County Consolidated Retiree Health Benefits Trust	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Montgomery County Employees' Retirement System	309 West 49th Street, 19TH Floor New York, NY 10019-7316
National Railroad Retirement Investment Trust	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Nomura Bond & Loan Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Nomura Funds Ireland plc - Global High Yield Bond Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Nomura US Attractive Yield Corporate Bond Fund Mother Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316

Northern Multi-Manager High Yield Opportunity Fund	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Ohio Public Employees Retirement System	309 West 49th Street, 19TH Floor New York, NY 10019-7316
PACE High Yield Investments	309 West 49th Street, 19TH Floor New York, NY 10019-7316
PensionDanmark Pensionforsikringsaktieselskab	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Stichting Mars Pensioenfonds	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Stichting Pensioenfonds Hoogovens	309 West 49th Street, 19TH Floor New York, NY 10019-7316
Stichting Pensioenfonds TNO	309 West 49th Street, 19TH Floor New York, NY 10019-7316
The State of Connecticut Acting Through Its treasurer	309 West 49th Street, 19TH Floor New York, NY 10019-7316

Exhibit A

JOINDER TO STOCKHOLDERS AGREEMENT OF

CLOUD PEAK ENERGY, INC.

ANY CAPITALIZED TERM THAT IS NOT OTHERWISE DEFINED IN THIS JOINDER SHALL HAVE THE MEANING GIVEN TO IT IN THE STOCKHOLDERS AGREEMENT OF CLOUD PEAK ENERGY, INC. (THE “AGREEMENT”) DATED DECEMBER 5 2019, AS AMENDED FROM TIME TO TIME. A COPY OF THE AGREEMENT IS ATTACHED TO AND INCORPORATED FOR ALL PURPOSES IN THIS JOINDER.

The undersigned has acquired shares of Common Stock of Cloud Peak Energy, Inc., a Delaware corporation (the “Corporation”), from one or more Stockholders and, by signing this Joinder, the undersigned agrees as follows:

1.       THE UNDERSIGNED HAS RECEIVED, READ AND UNDERSTANDS THE AGREEMENT.

2.       THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT BY SIGNING THIS JOINDER IT IS BECOMING A PARTY TO THE AGREEMENT AS A “STOCKHOLDER” JUST AS THOUGH IT HAD SIGNED THE AGREEMENT ITSELF. ACCORDINGLY, THE UNDERSIGNED AGREES TO BE BOUND BY ALL OF THE TERMS AND PROVISIONS OF THE AGREEMENT AND TO BE SUBJECT TO ALL OF THE OBLIGATIONS IMPOSED ON A STOCKHOLDER BY OR UNDER THE AGREEMENT AND APPLICABLE LAW. THE UNDERSIGNED RATIFIES AND CONFIRMS EACH AND EVERY ARTICLE, SECTION AND PROVISION OF THE AGREEMENT.

3.       The undersigned acknowledges that it has the ability to access the Secured Site and the opportunity to review the information contained therein.

4.       FOR THE AVOIDANCE OF DOUBT, THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE AGREEMENT CONSTITUTES THE LEGAL, VALID, AND BINDING OBLIGATION OF THE UNDERSIGNED AND IT IS ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS.

Natural Person:	Entity:

(Print Name)	(Print Entity Name)

By:
(Signature)	(Signature)

Print Name:

Title:

Address:	Address:

Telephone No.	Telephone No.

Facsimile No.	Facsimile No.

Email address:	Email address:

Date Signed:	Date Signed:

The Corporation has accepted this Joinder and admits ______________________ as a Party to the Agreement effective _______________________, _____.

Cloud Peak Energy, Inc.

By:__________________________

Name:

Title: